                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 12, 2002
                                        ----------------




                      CAPITAL ONE AUTO FINANCE TRUST 2001-B
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



          Virginia                        0-25762                 54-1719855
-------------------------------       ----------------       ------------------
(State or other jurisdiction of        (Commission            (IRS Employer
       incorporation)                   File Number)         Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                   23060
--------------------------------------------------              --------------
    (Address of principal executive offices)                      (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.          OTHER EVENTS
                 The February 2002 Monthly Servicer Report to investors were distributed March 12, 2002.

                                    SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CAPITAL ONE AUTO FINANCE TRUST 2001-B

                                              By:  CAPITAL ONE BANK
                                                   Servicer


                                              By:   /s/ David M. Willey
                                                   -----------------------------
                                                   David M. Willey
                                                   Executive Vice President, CFO

Date: March 13, 2002

                         Capital One Auto Finance Trust
                Automobile Receivable-Backed Notes, Series 2001-B
                     Class A-1 1.85875 % Asset Backed Notes
                       Class A-2 2.60% Asset Backed Notes
                   Class A-3 LIBOR + 0.22 % Asset Backed Notes
                       Class A-4 4.88 % Asset Backed Notes
                        Class B 8.00 % Asset Backed Notes
                       Preliminary Servicer's Certificate



------------------------------------------------       ----------------------------------------------------------------------------
Monthly Period Beginning:              02/1/2002                                                                        Original
Monthly Period Ending:                02/28/2002        Purchases            Units     Cut-off Date  Closing Date      Pool Balance
                                                       ----------------------------------------------------------------------------
Prev. Distribution/Close Date:        02/15/2002        Initial Purchase    65,540       12/17/01      12/20/01        $968,378,181
Distribution Date:                    03/15/2002        Sub. Purchase #1    10,047         1/7/02        1/9/02         159,590,908
Days of Interest for Period:                 28        Sub. Purchase #2     6,249        1/18/02       1/22/02          98,874,958
Days in Collection Period:                   28        Sub. Purchase #3     3,417         2/4/02        2/6/02          70,453,242
                                                                         ----------------------------------------------------------
Months Seasoned:                              2        Total               85,253                                $1,297,297,289.92
------------------------------------------------       ----------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
I.    MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
-----------------------------------------------------------------------------------------------------------------------------------

  {1} Beginning of period Aggregate Principal Balance                                  {1}                       $1,199,969,686.67

  {2} Purchase of Subsequent Receivables                                               {2}                           70,453,242.35

      Monthly Principal Amounts

              {3}          Regular Principal Received                                  {3}       14,026,909.78
                                                                                           --------------------
              {4}          Prepaid Principal Received                                  {4}        5,996,693.60
                                                                                           --------------------
              {5}          Defaulted Receivables Deposit Amount                        {5}          966,479.14
                                                                                           --------------------
              {6}          Principal Portion of Repurchased Receivables                {6}          605,101.03
                                                                                           --------------------
              {7}          Cram Down Losses and Other Non-Cash Adjustments             {7}           55,273.48
                                                                                           --------------------

              {8}          Total Monthly Principal Amounts                             {8}                           21,650,457.03
                                                                                                               --------------------

  {9} End of period Aggregate Receivable Balance                                       {9}                       $1,248,772,471.99
                                                                                                               ====================
 {10} Pool Factor   ( {9} / Original Pool Balance)                                    {10}                                  0.9626

-----------------------------------------------------------------------------------------------------------------------------------
II.   MONTHLY PERIOD NOTE BALANCE CALCULATION:
-----------------------------------------------------------------------------------------------------------------------------------

                                                -----------------------------------------------------------------------------------
                                                   Class A-1     Class A-2    Class A-3     Class A-4     Class B         TOTAL
 {11} Original Note Balance                {11}  $180,000,000  $230,000,000 $580,000,000  $210,000,000  $77,830,000 $1,277,830,000
                                                -----------------------------------------------------------------------------------

 {12} Beginning of period Note Balance     {12}   155,141,216   230,000,000  580,000,000   210,000,000   71,982,205 $1,247,123,421
                                                ===================================================================================

 {13} Noteholders' Principal Distributable
        Amount                             {13}    20,026,673             0            0             0      433,009     20,459,682
 {14} Noteholders' Accelerated Principal
        Amount                             {14}             0             0            0             0   12,668,926     12,668,926
 {15} Optional Note Redemption Principal
        Amount                             {15}             0             0            0             0            0              0
                                                -----------------------------------------------------------------------------------

 {16} End of period Note Balance           {16}   135,114,543   230,000,000  580,000,000   210,000,000   58,880,270 $1,213,994,813
                                                ===================================================================================

 {17} Note Pool Factors  ( {16} / {11} )   {17}        0.7506        1.0000       1.0000        1.0000       0.7565         0.9500
                                                ===================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
III.   RECONCILIATION OF PRE-FUNDING ACCOUNT:
-----------------------------------------------------------------------------------------------------------------------------------

 {18} Beginning of period Pre-Funding Account balance                                  {18}                          $70,453,249.72
 {19}     Purchase of Subsequent Receivables                                           {19}       70,453,242.35
                                                                                            --------------------
 {20}     Investment Earnings                                                          {20}           18,262.86
                                                                                            --------------------
 {21}     Investment Earnings Transfer to Collections Account                          {21}          (18,262.86)
                                                                                            --------------------
 {22}     Payment of Mandatory Prepayment Amount                                       {22}                7.37
                                                                                            --------------------
 {23} End of period Pre-Funding Account balance                                        {23}                                   $0.00

------------------------------------------------------------------------------------------------------------------------------
IV.             RECONCILIATION OF COLLECTION ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------
Available Funds:
                  {24}  Scheduled and Prepayment Principal Cash Received            {24}       20,023,603.38
                                                                                         --------------------
                  {25}  Liquidation Proceeds Collected during period                {25}          564,622.74
                                                                                         --------------------
                  {26}  Receivables Repurchase Amounts                              {26}          605,101.03
                                                                                         --------------------
                  {27}  Interest and Fees Collected on Receivables                  {27}       17,206,178.22
                                                                                         --------------------
                  {28}  Recoveries on Previously Defaulted Receivables              {28}               46.74
                                                                                         --------------------
                  {29}  Advances from the Reserve Fund                              {29}                0.00
                                                                                         --------------------
                        Investment Earnings on Trust Accounts
                  {30}  Collection Account                                          {30}           53,357.79
                                                                                         --------------------
                  {31}  Transfer from Reserve Fund                                  {31}           13,426.86
                                                                                         --------------------
                  {32}  Transfer from Pre-Funding Account                           {32}           18,262.86
                                                                                         --------------------
                  {33}  Net Swap Receipts                                           {33}                0.00
                                                                                         --------------------
                  {34}  Transfer from the Pre-Funding Account                       {34}                7.37
                                                                                         --------------------
                  {35}  Optional Note Redemption Prepayment Amount                  {35}                0.00
                                                                                         --------------------
                  {36}  Total Available Funds                                       {36}                           38,484,606.99


Distributions:
                  {37}  Trustees' Fees                                              {37}                0.00
                                                                                         --------------------
                  {38}  Servicing Fees                                              {38}        2,738,149.57
                                                                                         --------------------
                  {39}  Net Swap Payments                                           {39}          994,619.44
                                                                                         --------------------


                        Class A Noteholders' Note Interest
                        --------------------------------------------------------
                                     Beginning            Interest
                            Class  Note Balance             Rate           Days
                        --------------------------------------------------------
                  {40}       A-1        $155,141,216            1.85875%    28      {40}          224,286.79
                                                                                         --------------------
                  {41}       A-2        $230,000,000            2.60000%    30      {41}          498,333.33
                                                                                         --------------------
                  {42}       A-3        $580,000,000 LIBOR + 0.22%          28      {42}          932,672.22
                                                                                         --------------------
                  {43}       A-4        $210,000,000            4.88000%    30      {43}          854,000.00
                        --------------------------------------------------------         --------------------


                        --------------------------------
                                          Calculated
                          Days Basis       Interest
                        --------------------------------

                        Actual days/360       $224,287

                            30/360 30          498,333

                        Actual days/360        932,672

                            30/360 30          854,000
                        --------------------------------




                  {44}  Note Insurer Premiums                                       {44}          293,785.30
                                                                                         --------------------
                  {45}  Reimbursement Obligations due Note Insurer                  {45}                0.00
                                                                                         --------------------


                        Class B Noteholders' Primary Note Interest
                        ------------------------------------------------------------
                                              Beginning       Interest
                          Class             Note Balance        Rate          Days
                        ------------------------------------------------------------
                  {46}           Class B          $71,982,205       8.00000%   30
                        ------------------------------------------------------------



                        ---------------------------
                                      Calculated
                         Days Basis    Interest
                        ---------------------------
                           30/360          479,881                                  {46}          479,881.37
                        ---------------------------                                      --------------------





                  {47}  Class A Noteholders' Principal Payment Amount               {47}       20,026,687.49
                                                                                         --------------------
                  {48}  Accrued and Unpaid Premium and Reimbursement
                        Obligations, due Note Insurer                               {48}                0.00
                                                                                         --------------------
                  {49}  Deposit to Reserve Account, to Required Level               {49}       (1,659,736.43)
                                                                                         --------------------
                  {50}  Class A Noteholder's Accelerated Principal Amount
                        (if in an event of default under the indenture or,
                        under certain circumstances, an insurance agreement
                        event of default)                                           {50}                0.00
                                                                                         --------------------
                  {51}  Class B Noteholders' Principal Payment Amount               {51}          433,009.14
                                                                                         --------------------
                  {52}  Class B Noteholder's Accelerated Principal Amount           {52}       12,668,926.13
                                                                                         --------------------
                  {53}  Optional Note Redemption Amount                             {53}                0.00
                                                                                         --------------------
                  {54}  Swap Termination Payment                                    {54}                0.00
                                                                                         --------------------
                  {55}  Other Amounts Due to the Trustees                           {55}                0.00
                                                                                         --------------------
                  {56}  Servicer Transition Expenses                                {56}                0.00
                                                                                         --------------------
                                                                                         --------------------
                  {57}  Indenture Trustee Title Expenses                            {57}                0.00
                                                                                         --------------------
                  {58}  Class B Excess Interest                                     {58}                0.00
                                                                                         --------------------
                  {59}  Distribution to the equity certificate holder               {59}                0.00
                                                                                         --------------------
     {60}       Total Distributions                                                 {60}                          38,484,614.36


---------------------------------------------------------------------------------------------------------------------------------
V.              RECONCILIATION OF RESERVE ACCOUNT:
---------------------------------------------------------------------------------------------------------------------------------
     {61}       Beginning of period Reserve Account balance                         {61}                          $14,264,623.61
                                                                                                             --------------------

                Deposits to Reserve Account
                        {62}         Investment Earnings                            {62}           13,426.86
                                                                                         --------------------
                        {63}         Deposits Related to Subsequent
                                     Receivables Purchases                          {63}          173,491.13
                                                                                         --------------------
                        {64}         Total Additions                                {64}                             $186,917.99
                                                                                                             --------------------

                Priority Withdrawals from Reserve Account
                        {65}         Transfer of Investment Earnings
                                     to Collection Account                          {65}          (13,426.86)
                                                                                         --------------------
                        {66}         Advances to Collection
                                     Account - Priority (1) through (7)             {66}                   -
                                                                                         --------------------
                        {67}         Total Priority Withdrawals                     {67}                             ($13,426.86)
                                                                                                             --------------------

     {68}       Reserve Account Subtotal                                            {68}                          $14,438,114.74
                                                                                                             --------------------
                        {69}         Reserve Account Requirement                    {69}       12,778,378.31
                                                                                         --------------------
                        {70}         Reserve Account Shortfall / Excess             {70}        1,659,736.43
                                                                                         --------------------
     {71}       Deposit to Reserve Fund, to Required Level                          {71}                          -$1,659,736.43
                                                                                                             --------------------
     {72}       Reserve Account Primary Balance                                     {72}                          $12,778,378.31
                                                                                                             --------------------

                Subordinate Withdrawals from Reserve Account
                        {73}         Advances to Collection Account - Priority
                                     (10), (16) and (17) (limited to excess
                                     amounts on deposit)                            {73}                   -
                                                                                         --------------------
                        {74}         Advances to Collection
                                     Account - Priority (12) through (15)           {74}                   -
                                                                                         --------------------
                        {75}         Return of Excess to Equity
                                     Certificate Holder                             {75}                   -
                                                                                         --------------------
                        {76}         Total Subordinate Withdrawals                  {76}                                       -
                                                                                                             --------------------

     {77}       End of period Reserve Account balance                               {77}                           12,778,378.31
                                                                                                             ====================

---------------------------------------------------------------------------------------------------------------------------------
VI.             CALCULATION OF RESERVE ACCOUNT REQUIREMENT
---------------------------------------------------------------------------------------------------------------------------------

                If Prior to Accelerated Reserve Fund Event:

                                     Lesser of:
                        {78}                         (1)Ending Aggregate
                                                        Note Balance                {78}                       1,213,994,813.28
                                                                                                             --------------------

                                  -or--
               {79}                         (2)1.0% of 98.5% of Original
                                                 Receivable Balance plus
                                                 $2,180,209.74 to
                                                 cover Negative Arbitrage           {79}                          12,778,378.31
                                                                                                             --------------------
               {80}                            Requirement                          {80}                          12,778,378.31
                                                                                                             --------------------

       If Accelerated Reserve Fund Event:

                            Lesser of:
               {81}                         (1)Ending Aggregate Note Balance        {81}                       1,213,994,813.28
                                                                                                             --------------------
                                  -or--
                                            (2)Greater of:

               {82}                            (a) 3.0% of 98% of Original
                                                   Receivable Balance               {82}      38,140,540.32
                                                                                         --------------------
               {83}                               -or--                             {83}                          67,920,735.15
                                                                                                             --------------------
               {84}                            (b) 6.0% of 98% of Current
                                                   Outstanding Class A Note
                                                   Principal Balance                {84}      67,920,735.15
                                                                                         --------------------

                                                                                                             --------------------
               {85}                            Requirement                          {85}                          67,920,735.15
                                                                                                             --------------------

---------------------------------------------------------------------------------------------------------------------------------
VII.   CALCULATION OF PRINCIPAL PAYMENT AMOUNTS
---------------------------------------------------------------------------------------------------------------------------------
               {86}         Principal Collections                                   {86}       21,650,457.03
                                                                                         --------------------

               {87}         End of Period Aggregate Receivables Balance             {87}    1,248,772,471.99
                                                                                         --------------------
               {88}         Required O/C Margin (as Specified in Trust Indenture)   {88}       18,731,587.08
                                                                                         --------------------
               {89}         Required Maximum Ending Aggregate Class A Principal
                            Balance (line {83} - {84})                              {89}    1,230,040,884.91
                                                                                         --------------------
               {90}         Class A Aggregate Outstanding Principal Balance
                            (Start of Period)                                       {90}    1,175,141,216.17
                                                                                         --------------------
                            Less:
               {91}         Allocable to Class A Notes (line {82} X 92.5%)          {91}       20,026,672.75
                                                                                         --------------------

               {92}         Preliminary Class A Ending Balance                      {92}    1,155,114,543.41
                                                                                         --------------------
               {93}         Payment Amount Necessary to Reduce Class A Balance to
                            Required Level (line {88} - {85})                       {93}                0.00
                                                                                         --------------------

                                                                                                             --------------------
               {94}         Class A Principal Payment Amount (line {87} + {89})     {94}                           20,026,680.12
                                                                                                             --------------------

                                                                                                             --------------------
               {95}         Class B Principal Payment Amount (line {82} X 2.00%)    {95}                              433,009.14
                                                                                                             --------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                            IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
                            Monthly Servicer's Report as dated above.






                                                               OFFICERS' CERTIFICATE

                               The undersigned hereby certifies that ( i ) he or she is an Authorized Officer of Capital One
                           Auto Finance ( the "Servicer" ), and ( ii ) Exhibit A hereto complies with the requirements of, and is being delivered pursuant to, Section 2.02 ( c ) of the Servicing Agreement ( the "Servicing
                           Agreement" ) dated as of December 20, 2001 by and among Capital One Auto Finance Trust 2001-B, as the Issuer, Wells Fargo Bank Minnesota, National Association, Trustee, and the Servicer.


                           CAPITAL ONE AUTO FINANCE



                           Capital One Auto Finance, as Servicer


                           By:
                                                           ----------------------
                           Name:                           Jeffery Elswick
                           Title:                          Co-Head Securitization, Auto & International Manager
                           Date:                           03/15/02

                         Capital One Auto Finance Trust
                Automobile Receivable-Backed Notes, Series 2001-B
                     Class A-1 1.85875 % Asset Backed Notes
                       Class A-2 2.60% Asset Backed Notes
                   Class A-3 LIBOR + 0.22 % Asset Backed Notes
                       Class A-4 4.88 % Asset Backed Notes
                        Class B 8.00 % Asset Backed Notes
                             Servicer's Certificate

-------------------------------------------
Monthly Period Beginning:        02/1/2002
Monthly Period Ending:          02/28/2002
Prev. Distribution/Close Date:  02/15/2002
Distribution Date:              03/15/2002
Days of Interest for Period:            28
Days in Collection Period:              28
Months Seasoned:                         2
-------------------------------------------

---------------------------------------------------------------------------------------------------------------
I.          MONTHLY PERIOD NOTE BALANCE CALCULATION:                   Class A-1      Class A-2      Class A-3
                                                                       ---------      ---------      ---------
    {1}     Original Note Balance                               {1} $180,000,000   $230,000,000   $580,000,000
---------------------------------------------------------------------------------------------------------------
    {2}     Beginning of period Note Balance                    {2} $155,141,216   $230,000,000   $580,000,000

    {3}     End of period Note Balance                          {3} $135,114,543   $230,000,000   $580,000,000
                                                                    ===========================================

    {4}     Note Pool Factors  {3} / {1}                        {4}                  0.7511.000          1.000
                                                                    ===========================================

------------------------------------------------------------------------------------------------------------
I.          MONTHLY PERIOD NOTE BALANCE CALCULATION:                   Class A-4     Class B          TOTAL
                                                                       ---------    ---------         ------
    {1}     Original Note Balance                               {1} $210,000,000 $77,830,000 $1,277,830,000
------------------------------------------------------------------------------------------------------------
    {2}     Beginning of period Note Balance                    {2} $210,000,000 $71,982,205 $1,247,123,421

    {3}     End of period Note Balance                          {3} $210,000,000 $58,880,270 $1,213,994,813
                                                                    ========================================

    {4}     Note Pool Factors  {3} / {1}                        {4}        1.000       0.757          0.950
                                                                    ========================================

--------------------------------------------------------------------------------------------------------------------------------
II.         MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                     ---------------------------
                                                                                                      Cumulative         Period
                                                                                                     ---------------------------
    {5}     Beginning number of Receivables                                                      {5}      81,033         81,033
    {6}     Number of Subsequent Receivables Purchased                                           {6}      19,713          3,417
    {7}     Number of Receivables Defaulted during period                                        {7}          65             61
    {8}     Number of Receivables becoming Purchased Receivables during period                   {8}          94             35
    {9}     Number of Receivables paid off during period                                         {9}       1,261            521
                                                                                                     ---------------------------
   {10}     Ending number of Receivables                                                        {10}      83,833         83,833
                                                                                                     ---------------------------

--------------------------------------------------------------------------------------------------------------------------------
III.        STATISTICAL DATA:  (CURRENT AND HISTORICAL)
--------------------------------------------------------------------------------------------------------------------------------

                                                                                        ----------------------------------------
                                                                                            Original Prev. Month        Current
                                                                                        ----------------------------------------
   {11}     Weighted Average APR of the Receivables                                {11}       16.59%      16.41%         16.40%
   {12}     Weighted Average Remaining Term of the Receivables                     {12}                 59.59.75          59.38
   {13}     Weighted Average Original Term of Receivables                          {13}        61.55       61.55          61.55
   {14}     Average Receivable Balance                                             {14}      $14,775     $14,808        $15,370
                                                                                        ----------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
IV.         DELINQUENCY:
--------------------------------------------------------------------------------------------------------------------------------

                                                                                        ----------------------------------------
Receivables with Scheduled Payment delinquent                                                  Units     Dollars     Percentage
                                                                                        ----------------------------------------
   {15}     31-60 days                                                             {15}        1,711  26,288,341          2.19%
   {16}     61-90 days                                                             {16}          373   5,666,796          0.47%
   {17}     91-120 days                                                            {17}           61     945,747          0.08%
                                                                                        ----------------------------------------
   {18}     Receivables with Scheduled Payment delinquent more than
            60 days at end of period                                               {18}          434  $6,612,542          0.55%
                                                                                        ----------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
V.          PERFORMANCE TESTS:
--------------------------------------------------------------------------------------------------------------------------------

Delinquency Ratio
   {19}     Receivables with Scheduled Payment delinquent more than
            60 days at end of period ( line {18})                                               {19}    $6,612,542
                                                                                                     -------------

   {20}     Beginning of period Principal Balance                                               {20} 1,199,969,687
                                                                                                     -------------

   {21}     Delinquency Ratio {16} + {17} divided by {20}                                       {21}                      0.55%
                                                                                                                  ---------------
   {22}     Previous Monthly Period Delinquency Ratio                                           {22}                      0.36%
                                                                                                                  ---------------
   {23}     Second previous Monthly Period Delinquency Ratio                                    {23}                       #N/A
                                                                                                                  ---------------
   {24}     Average Delinquency Ratio ({21} + {22} + {23}) / 3                                  {24}                      0.46%
                                                                                                                  ---------------


            ------------------------------------------------------------------------------------------------------------------------
            Compliance with Accelerated Reserve Fund Trigger? (Average Delinquency Ratio is less than or equal to
            3% months 1-12, 4% months 13-24 and 5% thereafter)                                                               Yes
            Complaince with Insurance Agreement Event of Default? (Average Delinquency Ratio is less than or equal to
            4% months 1-12, 5% months 13-24 and 6% thereafter)                                                               Yes
            ------------------------------------------------------------------------------------------------------------------------


Cumulative Net Charge-off Rate
   {25}     Net Losses since Initial Cut-off Date (Beginning of Period)         {25}                     45,723
                                                                                                 ---------------
   {26}     Receivables becoming Defaulted Receivables during period            {26}    $966,479
                                                                                     ------------
   {27}     Cram Down Losses and other non-cash Adjustments occurring
            during period                                                       {27}      55,273
                                                                                     ------------
   {28}     Liquidation Proceeds collected during period                        {28}     564,623
                                                                                     ------------
   {29}     Recoveries on Defaulted Receivables during period                   {29}          47
                                                                                     ------------
   {30}     Net Losses during period {26} - {27} - {28} - {29}                  {30}     346,536
                                                                                     ------------
   {31}     Net Losses since Initial Cut-off Date (End of Period)               {31}                    392,259
                                                                                                 ---------------
   {32}     Cumulative Net Loss Rate ({31}) / {Original Aggregate Principal
            Balance}                                                            {32}                      0.03%
                                                                                                 ---------------


            -----------------------------------------------------------------------------------------------------------------------
            Compliance with Accelerated Reserve Fund Trigger?            Cumulative Net Loss Rate is lesN/Ahan or equal to:    Yes
            Complaince with Insurance Agreement Event of Default?        Cumulative Net Loss Rate is less N/An or equal to:    Yes
            -----------------------------------------------------------------------------------------------------------------------

Extension Rate
   {33}     Number of Receivables extended during current period                {33}         192
                                                                                     ------------
   {34}     Beginning of Period Loans Outstanding                               {34}      81,033
                                                                                     ------------
   {35}     Extension Rate {33} divided by {34}                                 {35}                      0.24%
                                                                                                 ---------------
   {36}     Previous Monthly Extension Rate                                     {36}                      0.35%
                                                                                                 ---------------
   {37}     Second previous Monthly Extension Rate                              {37}                  #N/A
                                                                                                 ---------------

   {38}     Average Extension Rate ({35} +{36} +{37}) / 3                       {38}                      0.29%
                                                                                                 ---------------


            ---------------------------------------------------------------------------------------------------------------------
            Compliance (Extension Test Pass is an Average Extension Rate less than 4%.)                                Yes
            ---------------------------------------------------------------------------------------------------------------------


            For payment to SWAP Counterparty:

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            SWIFT IRVTUS3N
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